                                  EXHIBIT 23.3

                  CONSENT OF INDEPENDENT REAL ESTATE APPRAISERS

         We hereby consent to the incorporation by reference in this Form S-3 of our report, dated March 12, 1996, appearing as Exhibit 99.1 of the Annual Report on Form 10-K for the year ended December 31, 1995 of Catellus Development Corporation.

LANDAUER ASSOCIATES, INC.
Real Estate Counselors

/s/  James C. Kafes, MAI, CRE                 /s/  John F. Brengelman
Managing Director                             Senior Vice President
New York, NY

April 24, 1996